UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2019

 Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

 Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc.,	ED	New York Stock Exchange
Common Shares ($.10 par value)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

CON EDISON

(a)
At the Annual Meeting of Stockholders of Consolidated Edison, Inc. (“Con Edison”) on May 20, 2019, Con Edison’s stockholders voted to elect the members of its Board of Directors; to ratify the appointment of its independent accountants; and to approve, on an advisory basis, named executive officer compensation.

(b)
The name of each director elected, the number of shares voted for or against each director and the number of abstentions as to each director were as shown in the following table. Not included in such amounts were 77,695,958 shares that were broker non-votes.

Name	For	Against	Abstentions
George Campbell, Jr.	184,057,485	10,428,501	932,442
Ellen V. Futter	188,893,768	5,654,622	870,038
John F. Killian	190,653,824	3,839,061	925,543
John McAvoy	183,637,079	8,533,384	3,247,625
William J. Mulrow	192,776,029	1,659,935	982,464
Armando J. Olivera	193,094,569	1,372,418	951,441
Michael W. Ranger	188,600,138	5,837,007	981,283
Linda S. Sanford	193,262,465	1,293,580	862,383
Deirdre Stanley	193,056,026	1,405,054	957,348
L. Frederick Sutherland	187,929,447	6,535,871	953,110

(c)
The results of the vote to ratify the appointment of PricewaterhouseCoopers LLP as Con Edison’s independent accountants for 2019 were as follows: 257,328,631 shares were voted for this proposal; 14,409,792 shares were voted against the proposal; and 1,360,119 shares were abstentions.

(d)
The results of the advisory vote to approve named executive officer compensation were as follows: 179,378,695 shares were voted for this proposal; 13,856,861 shares were voted against the proposal; 2,180,268 shares were abstentions and 77,695,958 shares were broker non-votes.

CECONY

At the Annual Meeting of Stockholders of Consolidated Edison Company of New York, Inc. (“CECONY”) on May 20, 2019, all 235,488,094 outstanding shares of CECONY’s common stock, which are owned by Con Edison, were voted to elect as the members of CECONY’s Board of Trustees the same persons who, as indicated above, were elected as members of Con Edison’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Robert Muccilo
Robert Muccilo
Vice President and Controller
Date: May 22, 2019